EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING DECEMBER 31, 2003


The information which is required to be prepared with respect to the Payment Date of January 20, 2004, and with respect to the performance of the Trust during the period of December 1, 2003 through December 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class
         A Noteholders ...................................................................................  $              -
                                                                                                            -----------------

     2.  The amount of distribution in respect to principal payment to the Class
         B Noteholders ...................................................................................  $              -
                                                                                                            -----------------

     3.  The amount of distribution in respect to principal payment to the Class
         C Noteholders ...................................................................................  $              -
                                                                                                            -----------------

     4.  The amount of distribution in respect to principal payment to the Class
         D Noteholders ...................................................................................  $              -
                                                                                                            -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ...........................  $         1.12677
                                                                                                            -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ...........................  $         1.48927
                                                                                                            -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ...........................  $         2.09344
                                                                                                            -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ...........................  $         4.14760
                                                                                                            -----------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholders ..........................  $         1.12677
                                                                                                            -----------------

     2.  The total amount of distribution in respect to the Class B Noteholders ..........................  $         1.48927
                                                                                                            -----------------

     3.  The total amount of distribution in respect to the Class C Noteholders ..........................  $         2.09344
                                                                                                            -----------------

     4.  The total amount of distribution in respect to the Class D Noteholders ..........................  $         4.14760
                                                                                                            -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

     1.  The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date ..................................  $  624,322,531.14
                                                                                                            -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date ....................................................................................  $   58,830,512.81
                                                                                                            -----------------

     3.  Recoveries for the preceding Monthly Period .....................................................  $    3,948,028.60
                                                                                                            -----------------

     4.  The Defaulted Amount for the preceding Monthly Period ...........................................  $   19,913,104.42
                                                                                                            -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period ........................................................................               6.65%
                                                                                                            -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period .................................................................  $2,832,503,547.52
                                                                                                            -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period .............................................................  $2,798,830,451.75
                                                                                                            -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period ......................................  $   65,982,096.57
                                                                                                            -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period ....................................  $   62,715,647.62
                                                                                                            -----------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ..................................  $2,409,750,000.00
                                                                                                            -----------------

    11.  The Transferor Interest as of the last day of the preceding Monthly
         Period ..........................................................................................  $  389,080,451.76
                                                                                                            -----------------

    12.  The transferor percentage as of the last day of the preceding Monthly
         Period ..........................................................................................              13.90%
                                                                                                            -----------------

    13.  The Required Transferor Percentage ..............................................................               7.00%
                                                                                                            -----------------

    14.  The Required Transferor Interest ................................................................  $  195,918,131.62
                                                                                                            -----------------

    15.  The monthly principal payment rate for the preceding Monthly Period .............................             22.041%
                                                                                                            -----------------

    16.  The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period ........................................................................  $              -
                                                                                                            -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                               Percentage           Aggregate
                                                                                of Total             Account
                                                                               Receivables           Balance
                                                                               -----------           -------
                      (a) Delinquent between 30 days and 59 days                 1.682%          $ 48,117,971.01
                      (b) Delinquent between 60 days and 89 days                 1.298%          $ 37,149,767.50
                      (c) Delinquent between 90 days and 119 days                1.157%          $ 33,097,903.80
                      (d) Delinquent between 120 days and 149 days               0.939%          $ 26,877,224.12
                      (e) Delinquent between 150 days and 179 days               0.939%          $ 26,858,463.43
                      (f) Delinquent 180 days or greater                         0.000%          $             -
                                                                                 ------          ---------------
                      (g) Aggregate                                              6.014%          $172,101,329.86
                                                                                 ======          ===============

V.   Information regarding Series 2000-C

     1.  The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2000-C as of the last day of the related
         Monthly Period .............................................................                       $  400,000,000.00
                                                                                                            -----------------

     2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2000-C on the last day of the
         related Monthly Period .....................................................                       $  400,000,000.00
                                                                                                            -----------------
                                                                                       NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly
         Period .....................................................................     1.0000            $  320,000,000.00
                                                                                                            -----------------

     4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period .....................................................................     1.0000            $   38,000,000.00
                                                                                                            -----------------

     5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period .....................................................................     1.0000            $   28,000,000.00
                                                                                                            -----------------

     6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period .....................................................................     1.0000            $   14,000,000.00
                                                                                                            -----------------

     7.  The Floating Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003 .....................................                              14.1217828%
                                                                                                            -----------------

     8.  The Fixed Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003 .....................................                                    N/A
                                                                                                            -----------------

     9.  The amount of Investor Principal Collections applicable to Series
         2000-C .....................................................................                       $   88,165,471.82
                                                                                                            -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date .............................                       $    6,246,233.35
                                                                                                            -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
         8.04(a) of the Master Indenture ............................................                       $    2,066,216.14
                                                                                                            -----------------

    11.  The Investor Default Amount for the related Monthly Period .................                       $    2,812,085.35
                                                                                                            -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period ...................                       $      666,666.67
                                                                                                            -----------------

    13.  Trust yields for the related Monthly Period

         a.  The cash yield for the related Monthly Period ..........................                                   24.94%
                                                                                                            -----------------

         b.  The default rate for the related Monthly Period ........................                                    8.44%
                                                                                                            -----------------

         c.  The Net Portfolio Yield for the related Monthly Period .................                                   16.50%
                                                                                                            -----------------

         d.  The Base Rate for the related Monthly Period ...........................                                    3.60%
                                                                                                            -----------------

         e.  The Excess Spread Percentage for the related Monthly Period ............                                   12.90%
                                                                                                            -----------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly
             Period .................................................................                                   11.17%
                                                                                                            -----------------

             i) Excess Spread Percentage related to .................................     Dec-03                        12.90%
                                                                                                            -----------------

             ii) Excess Spread Percentage related to ................................     Nov-03                         9.33%
                                                                                                            -----------------

             iii) Excess Spread Percentage related to ...............................     Oct-03                        11.28%
                                                                                                            -----------------

    14.  Floating Rate Determinations:

    LIBOR for the Interest Period from December 22, 2003 through and including
    January 19, 2004 ................................................................                                 1.14875%
                                                                                                            -----------------

    15.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
             withdraws for the related Payment Date) ................................                       $               -
                                                                                                            -----------------

         b.  The Accumulation Shortfall with respect to the related Monthly
             Period .................................................................                       $               -
                                                                                                            -----------------

         c.  The Principal Funding Investment Proceeds deposited in the
             Collection Account to be treated as Available Finance Charge
             Collections ............................................................                       $               -
                                                                                                            -----------------

    16.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment
             Date (after taking into consideration deposits and withdraws for
             the related Payment Date) ..............................................                       $               -
                                                                                                            -----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
             Charge Collections .....................................................                       $               -
                                                                                                            -----------------

         c.  Interest earnings on the Reserve Account deposited into the
             Collection Account to be treated as Available Finance Charge
             Collections ............................................................                       $               -
                                                                                                            -----------------

    17.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment
             Date ...................................................................                       $    7,000,000.00
                                                                                                            -----------------

         b.  The Available Cash Collateral Account Amount on the related Payment
             Date ...................................................................                       $    7,000,000.00
                                                                                                            -----------------

    18.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related
             Monthly Period .........................................................                       $               -
                                                                                                            -----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the
             Payment Date ...........................................................                       $               -
                                                                                                            -----------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly
         Period .....................................................................                       $               -
                                                                                                            -----------------


                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MARK SHAPIRO
                        Name: Mark Shapiro
                        Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING DECEMBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of January 20, 2004, and with respect to the performance of the Trust during the period of December 1, 2003 through December 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to principal payment to the Class A Noteholders    $                --
                                                                                                 -------------------

     2. The amount of distribution in respect to principal payment to the Class B Noteholders    $                --
                                                                                                 -------------------

     3. The amount of distribution in respect to principal payment to the Class C Noteholders    $                --
                                                                                                 -------------------

     4. The amount of distribution in respect to principal payment to the Class D Noteholders    $                --
                                                                                                 -------------------

II.  Information regarding the current monthly interest distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to the Class A Monthly Interest................    $           1.16705
                                                                                                 -------------------

     2. The amount of distribution in respect to the Class B Monthly Interest................    $           1.61010
                                                                                                 -------------------

     3. The amount of distribution in respect to the Class C Monthly Interest................    $           2.17399
                                                                                                 -------------------

     4. The amount of distribution in respect to the Class D Monthly Interest................    $           4.95316
                                                                                                 -------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The total amount of distribution in respect to the Class A Noteholders...............    $           1.16705
                                                                                                 -------------------

     2. The total amount of distribution in respect to the Class B Noteholders...............    $           1.61010
                                                                                                 -------------------

     3. The total amount of distribution in respect to the Class C Noteholders...............    $           2.17399
                                                                                                 -------------------

     4. The total amount of distribution in respect to the Class D Noteholders...............    $           4.95316
                                                                                                 -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1. The aggregate amount of such Collections with respect to Principal Receivables for
         the Monthly Period preceding such Payment Date......................................    $    624,322,531.14
                                                                                                 -------------------

     2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date.......    $     58,830,512.81
                                                                                                 -------------------

     3. Recoveries for the preceding Monthly Period..........................................    $      3,948,028.60
                                                                                                 -------------------

     4. The Defaulted Amount for the preceding Monthly Period................................    $     19,913,104.42
                                                                                                 -------------------

     5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period.............                   6.65%
                                                                                                 -------------------

     6. The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period............................................................    $  2,832,503,547.52
                                                                                                 -------------------

     7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period............................................................    $  2,798,830,451.75
                                                                                                 -------------------

     8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period...........................................    $     65,982,096.57
                                                                                                 -------------------

     9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
         the last day of the preceding Monthly Period........................................    $     62,715,647.62
                                                                                                 -------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
          the last day of the preceding Monthly Period.......................................    $  2,409,750,000.00
                                                                                                 -------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period..........    $    389,080,451.76
                                                                                                 -------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period........                  13.90%
                                                                                                 -------------------

     13. The Required Transferor Percentage..................................................                   7.00%
                                                                                                 -------------------

     14. The Required Transferor Interest....................................................    $    195,918,131.62
                                                                                                 -------------------

     15. The monthly principal payment rate for the preceding Monthly Period.................                 22.041%
                                                                                                 -------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period.....................................................................    $                --
                                                                                                 -------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
          Date:

                                                                    Percentage             Aggregate
                                                                    of Total                Account
                                                                   Receivables              Balance
                  (a) Delinquent between 30 days and 59 days               1.682%       $ 48,117,971.01
                  (b) Delinquent between 60 days and 89 days               1.298%       $ 37,149,767.50
                  (c) Delinquent between 90 days and 119 days              1.157%       $ 33,097,903.80
                  (d) Delinquent between 120 days and 149 days             0.939%       $ 26,877,224.12
                  (e) Delinquent between 150 days and 179 days             0.939%       $ 26,858,463.43
                  (f) Delinquent 180 days or greater                       0.000%       $            --
                                                                   -------------        ---------------
                  (g) Aggregate                                            6.014%       $172,101,329.86
                                                                   =============        ===============

V.   Information regarding Series 2001-A

     1.   The amount of Principal Receivables in the Trust represented by the Invested
           Amount of Series 2001-A as of the last day of the related Monthly Period..........                       $300,000,000.00
                                                                                                                    ---------------

     2.   The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2001-A on the last day of the related Monthly Period....                       $300,000,000.00
                                                                                                                    ---------------
                                                                                                     NOTE FACTORS

     3.   The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period  .................            1.0000     $240,000,000.00
                                                                                                                    ---------------

     4.   The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period  .................            1.0000     $ 28,500,000.00
                                                                                                                    ---------------

     5.   The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period  .................            1.0000     $ 21,000,000.00
                                                                                                                    ---------------

     6.   The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period  .................            1.0000     $ 10,500,000.00
                                                                                                                    ---------------

     7.   The Floating Investor Percentage with respect to the period:
                                                                                                                    ---------------

     December 1, 2003 through December 31, 2003..............................................                            10.5913371%
                                                                                                                    ---------------

     8.   The Fixed Investor Percentage with respect to the period:
                                                                                                                    ---------------

     December 1, 2003 through December 31, 2003..............................................                                   N/A
                                                                                                                    ---------------

     9.   The amount of Investor Principal Collections applicable to Series 2001-A...........                       $ 66,124,103.86
                                                                                                                    ---------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date...............................................                       $  4,684,675.01
                                                                                                                    ---------------

     10b. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a) of
           the Master Indenture..............................................................                       $  1,549,662.11
                                                                                                                    ---------------

     11.  The Investor Default Amount for the related Monthly Period.........................                       $  2,109,064.02
                                                                                                                    ---------------

     12.  The Monthly Servicing Fee for the related Monthly Period...........................                       $    500,000.00
                                                                                                                    ---------------

     13.  Trust yields for the related Monthly Period
                                                                                                                    ---------------

             a. The cash yield for the related Monthly Period................................                                24.94%
                                                                                                                   ---------------



             b. The default rate for the related Monthly Period..............................                                  8.44%
                                                                                                                    ---------------

             c. The Net Portfolio Yield for the related Monthly Period.......................                                 16.50%
                                                                                                                    ---------------

             d. The Base Rate for the related Monthly Period.................................                                  3.69%
                                                                                                                    ---------------

             e. The Excess Spread Percentage for the related Monthly Period..................                                 12.81%
                                                                                                                    ---------------

             f. The Quarterly Excess Spread Percentage for the related Monthly Period........                                 11.07%
                                                                                                                    ---------------

                i) Excess Spread Percentage related to      Dec-03                                                            12.81%
                                                                                                                    ---------------

                ii) Excess Spread Percentage related to     Nov-03                                                             9.23%
                                                                                                                    ---------------

                iii) Excess Spread Percentage related to    Oct-03                                                            11.18%
                                                                                                                    ---------------

     14.  Floating Rate Determinations:

          LIBOR for the Interest Period from December 22, 2003 through and including
           January 19, 2004...................................................................                              1.14875%
                                                                                                                    ---------------


     15.  Principal Funding Account

             a. The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws for
                 the related Payment Date)                                                                          $            --
                                                                                                                    ---------------

             b. The Accumulation Shortfall with respect to the related Monthly Period........                       $            --
                                                                                                                    ---------------

             c. The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections...............                       $            --
                                                                                                                    ---------------

     16.  Reserve Account

             a. The amount on deposit in the Reserve Account on the related Payment
                  Date (after taking into consideration deposits and withdraws for the
                  related Payment Date)......................................................                       $            --
                                                                                                                    ---------------

             b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                 Collections.................................................................                       $            --
                                                                                                                    ---------------

             c. Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections...............                       $            --
                                                                                                                    ---------------

     17.  Cash Collateral Account

             a. The Required Cash Collateral Account Amount on the related Payment Date......                       $  5,250,000.00
                                                                                                                    ---------------

             b. The Available Cash Collateral Account Amount on the related Payment Date.....                       $  5,250,000.00
                                                                                                                    ---------------

     18.  Investor Charge-Offs

             a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..                       $            --
                                                                                                                    ---------------

             b. The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date.........................................................                       $            --
                                                                                                                    ---------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period...........                       $            --
                                                                                                                    ---------------



                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MARK SHAPIRO
                           Name: Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING DECEMBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of January 20, 2004, and with respect to the performance of the Trust during the period of December 1, 2003 through December 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholders
    (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to principal payment to the Class A Noteholders    $                --
                                                                                                 -------------------

     2. The amount of distribution in respect to principal payment to the Class B Noteholders    $                --
                                                                                                 -------------------

     3. The amount of distribution in respect to principal payment to the Class C Noteholders    $                --
                                                                                                 -------------------

     4. The amount of distribution in respect to principal payment to the Class D Noteholders    $                --
                                                                                                 -------------------

II.  Information regarding the current monthly interest distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to the Class A Monthly Interest ................   $           1.08649
                                                                                                 -------------------

     2. The amount of distribution in respect to the Class B Monthly Interest ................   $           1.48927
                                                                                                 -------------------

     3. The amount of distribution in respect to the Class C Monthly Interest ................   $           2.33510
                                                                                                 -------------------

     4. The amount of distribution in respect to the Class D Monthly Interest ................   $           6.16149
                                                                                                 -------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

     1. The total amount of distribution in respect to the Class A Noteholders ...............   $           1.08649
                                                                                                 -------------------

     2. The total amount of distribution in respect to the Class B Noteholders ...............   $           1.48927
                                                                                                 -------------------

     3. The total amount of distribution in respect to the Class C Noteholders ...............   $           2.33510
                                                                                                 -------------------

     4. The total amount of distribution in respect to the Class D Noteholders ...............   $           6.16149
                                                                                                 -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1. The aggregate amount of such Collections with respect to Principal Receivables for
         the Monthly Period preceding such Payment Date ......................................   $    624,322,531.14
                                                                                                 -------------------

     2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date .......   $     58,830,512.81
                                                                                                 -------------------

     3. Recoveries for the preceding Monthly Period ..........................................   $      3,948,028.60
                                                                                                 -------------------

     4. The Defaulted Amount for the preceding Monthly Period ................................   $     19,913,104.42
                                                                                                 -------------------

     5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period .............                  6.65%
                                                                                                 -------------------

     6. The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period ............................................................   $  2,832,503,547.52
                                                                                                 -------------------

     7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period ............................................................   $  2,798,830,451.75
                                                                                                 -------------------

     8. The total amount of Finance Charge and Administrative Receivables in the Trust at
         the beginning of the preceding Monthly Period .......................................   $     65,982,096.57
                                                                                                 -------------------

     9. The total amount of Finance Charge and Administrative Receivables in the Trust as
         of the last day of the preceding Monthly Period .....................................   $     62,715,647.62
                                                                                                 -------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
          the last day of the preceding Monthly Period .......................................   $  2,409,750,000.00
                                                                                                 -------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period ..........   $    389,080,451.76
                                                                                                 -------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period ........                 13.90%
                                                                                                 -------------------

     13. The Required Transferor Percentage ..................................................                  7.00%
                                                                                                 -------------------

     14. The Required Transferor Interest ....................................................   $    195,918,131.62
                                                                                                 -------------------

     15. The monthly principal payment rate for the preceding Monthly Period .................                22.041%
                                                                                                 -------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period .....................................................................   $                --
                                                                                                 -------------------

     17  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
           Date:

                                                                 Aggregate
                                                                  of Total                   Account
                                                                 Receivables                 Balance
                                                                 -------------          ----------------
                  (a) Delinquent between 30 days and 59 days            1.682%          $  48,117,971.01
                  (b) Delinquent between 60 days and 89 days            1.298%          $  37,149,767.50
                  (c) Delinquent between 90 days and 119 days           1.157%          $  33,097,903.80
                  (d) Delinquent between 120 days and 149 days          0.939%          $  26,877,224.12
                  (e) Delinquent between 150 days and 179 days          0.939%          $  26,858,463.43
                  (f) Delinquent 180 days or greater                    0.000%          $             --
                                                                 --------------         ----------------
                  (g) Aggregate                                         6.014%          $ 172,101,329.86
                                                                 ==============         ================


V.  Information regarding Series 2002-A

     1.  The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2002-A as of the last day of the related Monthly Period ...........                      $300,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2002-A on the last day of the related Monthly Period......                      $300,000,000.00
                                                                                                                    ---------------

                                                                                                     NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period ....................          1.0000      $240,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period ....................          1.0000      $ 27,750,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period ....................          1.0000      $ 21,750,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period ....................          1.0000      $ 10,500,000.00
                                                                                                                    ---------------

     7.  The Floating Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003 ..............................................                          10.5913371%
                                                                                                                    --------------

     8.  The Fixed Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003 ..............................................                                  N/A
                                                                                                                    ---------------

     9.  The amount of Investor Principal Collections applicable to Series 2002-A ............                      $ 66,124,103.86
                                                                                                                    ---------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
           Collection Account on the Related Payment Date to be treated as Servicer
           Interchange .......................................................................                      $     62,500.00
                                                                                                                    ---------------

     10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date ...............................................                      $  4,684,675.01
                                                                                                                    ---------------

     10c. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a) of
           the Master Indenture ..............................................................                      $  1,487,162.11
                                                                                                                    ---------------

     11.  The Investor Default Amount for the related Monthly Period .........................                      $  2,109,064.02
                                                                                                                    ---------------

     12.  The Monthly Servicing Fee for the related Monthly Period ...........................                      $    500,000.00
                                                                                                                    ---------------
     13.  Trust yields for the related Monthly Period


             a. The cash yield for the related Monthly Period .................................                               24.94%
                                                                                                                    ---------------

             b. The default rate for the related Monthly Period ...............................                                8.44%
                                                                                                                    ---------------

             c. The Net Portfolio Yield for the related Monthly Period ........................                               16.50%
                                                                                                                    ---------------

             d. The Base Rate for the related Monthly Period ..................................                                3.67%
                                                                                                                    ---------------

             e. The Excess Spread Percentage for the related Monthly Period ...................                               12.83%
                                                                                                                    ---------------

             f. The Quarterly Excess Spread Percentage for the related Monthly Period .........                               11.10%
                                                                                                                    ---------------

                   i) Excess Spread Percentage related to        Dec-03                                                       12.83%
                                                                                                                    ---------------

                   ii) Excess Spread Percentage related to       Nov-03                                                        9.26%
                                                                                                                    ---------------

                   iii) Excess Spread Percentage related to      Oct-03                                                       11.20%
                                                                                                                    ---------------

     14.  Floating Rate Determinations:

        LIBOR for the Interest Period from December 22, 2003 through and including January
         19, 2004 ............................................................................                              1.14875%
                                                                                                                    ---------------

     15.  Principal Funding Account

             a. The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws for
                 the related Payment Date) ...................................................                      $            --
                                                                                                                    ---------------

             b. The Accumulation Shortfall with respect to the related Monthly Period ........                      $            --
                                                                                                                    ---------------

             c. The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections ...............                      $            --
                                                                                                                    ---------------

     16.  Reserve Account

             a. The amount on deposit in the Reserve Account on the related Payment
                  Date (after taking into consideration deposits and withdraws for the
                  related Payment Date) ......................................................                      $            --
                                                                                                                    ---------------

             b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                 Collections .................................................................                      $            --
                                                                                                                    ---------------

             c. Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections ...............                      $            --
                                                                                                                    ---------------

     17.  Cash Collateral Account

             a. The Required Cash Collateral Account Amount on the related Payment Date ......                      $  6,000,000.00
                                                                                                                    ---------------

             b. The Available Cash Collateral Account Amount on the related Payment Date .....                      $  6,000,000.00
                                                                                                                     --------------

     18.  Investor Charge-Offs

             a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ..                      $            --
                                                                                                                    ---------------

             b. The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date .........................................................                      $            --
                                                                                                                    ---------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ...........                      $            --
                                                                                                                    ---------------


                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MARK SHAPIRO
                           Name: Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING DECEMBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of January 20, 2004, and with respect to the performance of the Trust during the period of December 1, 2003 through December 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to principal payment to the Class A Noteholders    $                --
                                                                                                 -------------------

     2. The amount of distribution in respect to principal payment to the Class B Noteholders    $                --
                                                                                                 -------------------

     3. The amount of distribution in respect to principal payment to the Class C Noteholders    $                --
                                                                                                 -------------------

     4. The amount of distribution in respect to principal payment to the Class D Noteholders    $                --
                                                                                                 -------------------

II.  Information regarding the current monthly interest distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to the Class A Monthly Interest................    $           1.24760
                                                                                                 -------------------

     2. The amount of distribution in respect to the Class B Monthly Interest................    $           2.33510
                                                                                                 -------------------

     3. The amount of distribution in respect to the Class C Monthly Interest................    $           3.74483
                                                                                                 -------------------

     4. The amount of distribution in respect to the Class D Monthly Interest................    $           7.36983
                                                                                                 -------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholders..............    $           1.24760
                                                                                                 -------------------

     2.  The total amount of distribution in respect to the Class B Noteholders..............    $           2.33510
                                                                                                 -------------------

     3.  The total amount of distribution in respect to the Class C Noteholders..............    $           3.74483
                                                                                                 -------------------

     4.  The total amount of distribution in respect to the Class D Noteholders..............    $           7.36983
                                                                                                 -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for
          the Monthly Period preceding such Payment Date.....................................    $    624,322,531.14
                                                                                                 -------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date......    $     58,830,512.81
                                                                                                 -------------------

     3.  Recoveries for the preceding Monthly Period.........................................    $      3,948,028.60
                                                                                                 -------------------

     4.  The Defaulted Amount for the preceding Monthly Period...............................    $     19,913,104.42
                                                                                                 -------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period............                   6.65%
                                                                                                 -------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period...........................................................    $  2,832,503,547.52
                                                                                                 -------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period...........................................................    $  2,798,830,451.75
                                                                                                 -------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
          the beginning of the preceding Monthly Period......................................    $     65,982,096.57
                                                                                                 -------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
          the last day of the preceding Monthly Period.......................................    $     62,715,647.62
                                                                                                 -------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
          the last day of the preceding Monthly Period.......................................    $  2,409,750,000.00
                                                                                                 -------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period..........    $    389,080,451.76
                                                                                                 -------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period........                  13.90%
                                                                                                 -------------------

     13. The Required Transferor Percentage..................................................                   7.00%
                                                                                                 -------------------

     14. The Required Transferor Interest....................................................    $    195,918,131.62
                                                                                                 -------------------

     15. The monthly principal payment rate for the preceding Monthly Period.................                 22.041%
                                                                                                 -------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period..............................................................           $                --
                                                                                                 -------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
          Date:

                                                                 Percentage                 Aggregate
                                                                  of Total                    Account
                                                                 Receivables                  Balance
                                                                 -----------------      ------------------
                  (a) Delinquent between 30 days and 59 days                1.682%      $    48,117,971.01
                  (b) Delinquent between 60 days and 89 days                1.298%      $    37,149,767.50
                  (c) Delinquent between 90 days and 119 days               1.157%      $    33,097,903.80
                  (d) Delinquent between 120 days and 149 days              0.939%      $    26,877,224.12
                  (e) Delinquent between 150 days and 179 days              0.939%      $    26,858,463.43
                  (f) Delinquent 180 days or greater                        0.000%      $               --
                                                                 -----------------      ------------------
                  (g) Aggregate                                             6.014%      $   172,101,329.86
                                                                 =================      ==================


V.  Information regarding Series 2003-A

     1.  The amount of Principal Receivables in the Trust  represented by the Invested
          Amount of Series 2003-A as of the last day of the related Monthly Period............                      $400,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-A on the last day of the related Monthly Period......                      $400,000,000.00
                                                                                                                    ---------------
                                                                                                     NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period  ...................         1.0000       $320,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period  ...................         1.0000       $ 37,000,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period  ...................         1.0000       $ 29,000,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period  ...................         1.0000       $ 14,000,000.00
                                                                                                                    ---------------

     7.  The Floating Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003...............................................                           14.1217828%
                                                                                                                    ---------------

     8.  The Fixed Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003...............................................                                  N/A
                                                                                                                    ---------------

     9. The amount of Investor Principal Collections applicable to Series 2003-A..............                      $ 88,165,471.82
                                                                                                                    ---------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
           Collection Account on the Related Payment Date to be treated as Servicer
           Interchange........................................................................                      $     83,333.33
                                                                                                                    ---------------

     10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date................................................                      $  6,246,233.35
                                                                                                                    ---------------

     10c. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture............................................................                      $  1,982,882.81
                                                                                                                    ---------------

     11.  The Investor Default Amount for the related Monthly Period..........................                      $  2,812,085.35
                                                                                                                    ---------------

     12.  The Monthly Servicing Fee for the related Monthly Period............................                      $    666,666.67
                                                                                                                    ---------------


     13.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period....................................                                24.94%
                                                                                                                    ---------------

          b. The default rate for the related Monthly Period..................................                                 8.44%
                                                                                                                    ---------------

          c. The Net Portfolio Yield for the related Monthly Period...........................                                16.50%
                                                                                                                    ---------------

          d. The Base Rate for the related Monthly Period.....................................                                 4.09%
                                                                                                                    ---------------

          e. The Excess Spread Percentage for the related Monthly Period......................                                12.41%
                                                                                                                    ---------------

          f. The Quarterly Excess Spread Percentage for the related Monthly Period............                                10.65%
                                                                                                                    ---------------

                i) Excess Spread Percentage related to        Dec-03                                                          12.41%
                                                                                                                    ---------------

                ii) Excess Spread Percentage related to       Nov-03                                                           8.79%
                                                                                                                    ---------------

                iii) Excess Spread Percentage related to      Oct-03                                                         10.75%
                                                                                                                    ---------------

     14.  Floating Rate Determinations:

        LIBOR for the Interest Period from December 22, 2003 through and including
         January 19, 2004.....................................................................                              1.14875%
                                                                                                                    ---------------

     15.  Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for
              the related Payment Date).......................................................                      $            --
                                                                                                                    ---------------

          b. The Accumulation Shortfall with respect to the related Monthly Period............                      $            --
                                                                                                                    ---------------

          c. The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections...................                      $            --
                                                                                                                    ---------------

     16.  Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment
               Date (after taking into consideration deposits and withdraws for the
               related Payment Date)..........................................................                      $            --
                                                                                                                    ---------------

          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections.....................................................................                      $            --
                                                                                                                    ---------------

          c. Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections...................                      $            --
                                                                                                                    ---------------

     17.  Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date..........                      $  8,000,000.00
                                                                                                                    ---------------

          b. The Available Cash Collateral Account Amount on the related Payment Date.........                      $  8,000,000.00
                                                                                                                    ---------------

     18.  Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......                      $            --
                                                                                                                    ---------------

          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......                      $            --
                                                                                                                    ---------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period............                      $            --
                                                                                                                    ---------------


                          Advanta Bank Corp.
                          as Servicer

                          By: /s/ MARK SHAPIRO
                          Name: Mark Shapiro
                          Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING DECEMBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of January 20, 2004, and with respect to the performance of the Trust during the period of December 1, 2003 through December 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.


I.   Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1. The amount of distribution in respect to principal payment to the Class A Noteholders    $               --
                                                                                                 ------------------

     2. The amount of distribution in respect to principal payment to the Class B Noteholders    $               --
                                                                                                 ------------------

     3. The amount of distribution in respect to principal payment to the Class C Noteholders    $               --
                                                                                                 ------------------

     4. The amount of distribution in respect to principal payment to the Class D Noteholders    $               --
                                                                                                 ------------------

II.  Information regarding the current monthly interest distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest...............    $          1.20733
                                                                                                 ------------------
     2.  The amount of distribution in respect to the Class B Monthly Interest...............    $          2.25455
                                                                                                 ------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest...............    $          4.22816
                                                                                                 ------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest...............    $          7.36983
                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholders..............    $          1.20733
                                                                                                 ------------------

     2.  The total amount of distribution in respect to the Class B Noteholders..............    $          2.25455
                                                                                                 ------------------

     3.  The total amount of distribution in respect to the Class C Noteholders..............    $          4.22816
                                                                                                 ------------------

     4.  The total amount of distribution in respect to the Class D Noteholders..............    $          7.36983
                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for
          the Monthly Period preceding such Payment Date.....................................    $   624,322,531.14
                                                                                                 ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date......    $    58,830,512.81
                                                                                                 ------------------

     3.  Recoveries for the preceding Monthly Period.........................................    $     3,948,028.60
                                                                                                 ------------------

     4.  The Defaulted Amount for the preceding Monthly Period...............................    $    19,913,104.42
                                                                                                 ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period............                  6.65%
                                                                                                 ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period.........................................................      $ 2,832,503,547.52
                                                                                                 ------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period..........................................................     $ 2,798,830,451.75
                                                                                                 ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
          the beginning of the preceding Monthly Period......................................    $    65,982,096.57
                                                                                                 ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
          the last day of the preceding Monthly Period.......................................    $    62,715,647.62
                                                                                                 ------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period......................................    $ 2,409,750,000.00
                                                                                                 ------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period.........    $   389,080,451.76
                                                                                                 ------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period.......                 13.90%
                                                                                                 ------------------

     13.  The Required Transferor Percentage.................................................                  7.00%
                                                                                                 ------------------

     14.  The Required Transferor Interest...................................................    $   195,918,131.62
                                                                                                 ------------------

     15.  The monthly principal payment rate for the preceding Monthly Period................                22.041%
                                                                                                 ------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period....................................................................    $               --
                                                                                                 ------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
           Date:


                                                                 Percentage                Aggregate
                                                                  of Total                  Account
                                                                 Receivables                Balance
                                                                 -------------          ---------------
                  (a) Delinquent between 30 days and 59 days             1.682%         $ 48,117,971.01
                  (b) Delinquent between 60 days and 89 days             1.298%         $ 37,149,767.50
                  (c) Delinquent between 90 days and 119 days            1.157%         $ 33,097,903.80
                  (d) Delinquent between 120 days and 149 days           0.939%         $ 26,877,224.12
                  (e) Delinquent between 150 days and 179 days           0.939%         $ 26,858,463.43
                  (f) Delinquent 180 days or greater                     0.000%         $            --
                                                                 -------------          ---------------
                  (g) Aggregate                                          6.014%         $172,101,329.86
                                                                 =============          ===============



V.  Information regarding Series 2003-B

     1.  The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2003-B as of the last day of the related Monthly Period............                      $300,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-B on the last day of the related Monthly Period......                      $300,000,000.00
                                                                                                                    ---------------
                                                                                                     NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period  ...................           1.0000     $240,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period  ...................           1.0000     $ 27,750,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period  ...................           1.0000     $ 21,750,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period  ...................           1.0000     $ 10,500,000.00
                                                                                                                    ---------------

     7.  The Floating Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003...............................................                           10.5913371%
                                                                                                                    ---------------

     8.  The Fixed Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003...............................................                                  N/A


     9. The amount of Investor Principal Collections applicable to Series 2003-B..............                      $ 66,124,103.86
                                                                                                                    ---------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date................................................                      $  4,684,675.01
                                                                                                                    ---------------

     10b. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a) of
           the Master Indenture...............................................................                      $  1,549,662.11
                                                                                                                    ---------------

     11.  The Investor Default Amount for the related Monthly Period..........................                      $  2,109,064.02
                                                                                                                    ---------------

     12.  The Monthly Servicing Fee for the related Monthly Period............................                      $    500,000.00
                                                                                                                    ---------------

     13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period.....................................                                24.94%
                                                                                                                    ---------------

         b. The default rate for the related Monthly Period...................................                                 8.44%
                                                                                                                    ---------------

         c. The Net Portfolio Yield for the related Monthly Period............................                                16.50%
                                                                                                                    ---------------

         d.  The Base Rate for the related Monthly Period.....................................                                 4.09%
                                                                                                                    ---------------

         e.  The Excess Spread Percentage for the related Monthly Period......................                                12.41%
                                                                                                                    ---------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period............                                10.66%
                                                                                                                    ---------------

                i) Excess Spread Percentage related to        Dec-03                                                          12.41%
                                                                                                                    ---------------

                ii) Excess Spread Percentage related to       Nov-03                                                           8.80%
                                                                                                                    ---------------

                iii) Excess Spread Percentage related to      Oct-03                                                          10.76%
                                                                                                                    ---------------

     14.  Floating Rate Determinations:

        LIBOR for the Interest Period from December 22, 2003 through and including
         January 19, 2004.....................................................................                              1.14875%
                                                                                                                    ---------------

     15.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for
              the related Payment Date).......................................................                      $            --
                                                                                                                    ---------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period............                      $            --
                                                                                                                    ---------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections...................                      $            --
                                                                                                                    ---------------

     16.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment
               Date (after taking into consideration deposits and withdraws for the
               related Payment Date)..........................................................                      $            --
                                                                                                                    ---------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections.....................................................................                      $            --
                                                                                                                    ---------------

         c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections...................                      $            --
                                                                                                                    ---------------

     17.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date...........                     $  6,750,000.00
                                                                                                                    ---------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date.........                      $  6,750,000.00
                                                                                                                    ---------------

     18.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period......                      $            --
                                                                                                                    ---------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed
              on the Payment Date.............................................................                      $            --
                                                                                                                    ---------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period............                      $            --
                                                                                                                    ---------------


                          Advanta Bank Corp.
                          as Servicer

                          By: /s/ MARK SHAPIRO
                          Name: Mark Shapiro
                          Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING DECEMBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of January 20, 2004, and with respect to the performance of the Trust during the period of December 1, 2003 through December 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A-1
          Noteholders........................................................................    $                --
                                                                                                 -------------------
     2.  The amount of distribution in respect to principal payment to the Class A-2
          Noteholders........................................................................    $                --
                                                                                                 -------------------
     3.  The amount of distribution in respect to principal payment to the Class B
          Noteholders........................................................................    $                --
                                                                                                 -------------------
     4.  The amount of distribution in respect to principal payment to the Class C-1
          Noteholders........................................................................    $                --
                                                                                                 -------------------
     5.  The amount of distribution in respect to principal payment to the Class C-2
          Noteholders........................................................................    $                --
                                                                                                 -------------------
     6.  The amount of distribution in respect to principal payment to the Class D
          Noteholders........................................................................    $                --
                                                                                                 -------------------


II.  Information regarding the current monthly interest distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A-1 Monthly Interest.............    $           1.10778
                                                                                                 -------------------
     2.  The amount of distribution in respect to the Class A-2 Monthly Interest.............    $           1.11066
                                                                                                 -------------------
     3.  The amount of distribution in respect to the Class B Monthly Interest...............    $           2.13372
                                                                                                 -------------------
     4.  The amount of distribution in respect to the Class C-1 Monthly Interest.............    $           4.10733
                                                                                                 -------------------
     5.  The amount of distribution in respect to the Class C-2 Monthly Interest.............    $           4.95833
                                                                                                 -------------------
     6.  The amount of distribution in respect to the Class D Monthly Interest...............    $           6.56427
                                                                                                 -------------------


III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A-1 Noteholders............    $           1.10778
                                                                                                 -------------------
     2.  The total amount of distribution in respect to the Class A-2 Noteholders............    $           1.11066
                                                                                                 -------------------
     3.  The total amount of distribution in respect to the Class B Noteholders..............    $           2.13372
                                                                                                 -------------------
     4.  The total amount of distribution in respect to the Class C-1 Noteholders............    $           4.10733
                                                                                                 -------------------
     5.  The total amount of distribution in respect to the Class C-2 Noteholders............    $           4.95833
                                                                                                 -------------------
     6.  The total amount of distribution in respect to the Class D Noteholders..............    $           6.56427
                                                                                                 -------------------


IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for
          the Monthly Period preceding such Payment Date.....................................    $    624,322,531.14
                                                                                                 -------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date......    $     58,830,512.81
                                                                                                 -------------------

     3.  Recoveries for the preceding Monthly Period.........................................    $      3,948,028.60
                                                                                                 -------------------

     4.  The Defaulted Amount for the preceding Monthly Period...............................    $     19,913,104.42
                                                                                                 -------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period............                   6.65%
                                                                                                 -------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period..........................................................     $  2,832,503,547.52
                                                                                                 -------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period...........................................................    $  2,798,830,451.75
                                                                                                 -------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
          the beginning of the preceding Monthly Period......................................    $     65,982,096.57
                                                                                                 -------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
          the last day of the preceding Monthly Period.......................................    $    62,715,647.62
                                                                                                 -------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
          the last day of the preceding Monthly Period.......................................    $  2,409,750,000.00
                                                                                                 -------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period..........    $    389,080,451.76
                                                                                                 -------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period........                  13.90%
                                                                                                 -------------------

     13. The Required Transferor Percentage..................................................                   7.00%
                                                                                                 -------------------

     14. The Required Transferor Interest....................................................    $    195,918,131.62
                                                                                                 -------------------

     15. The monthly principal payment rate for the preceding Monthly Period.................                 22.041%
                                                                                                 -------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period.....................................................................    $                --
                                                                                                 -------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
           Date:

                                                                     Percentage               Aggregate
                                                                      of Total                 Account
                                                                     Receivables               Balance
                                                                 -----------------      ------------------
                  (a) Delinquent between 30 days and 59 days                 1.682%     $    48,117,971.01
                  (b) Delinquent between 60 days and 89 days                 1.298%     $    37,149,767.50
                  (c) Delinquent between 90 days and 119 days                1.157%     $    33,097,903.80
                  (d) Delinquent between 120 days and 149 days               0.939%     $    26,877,224.12
                  (e) Delinquent between 150 days and 179 days               0.939%     $    26,858,463.43
                  (f) Delinquent 180 days or greater                         0.000%     $               --
                                                                 ------------------     ------------------
                  (g) Aggregate                                              6.014%     $   172,101,329.86
                                                                 ==================     ==================

V.  Information regarding Series 2003-C

     1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
          of Series 2003-C as of the last day of the related Monthly Period..................                       $300,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-C on the last day of the related Monthly Period.....                       $300,000,000.00
                                                                                                                    ---------------
                                                                                                       NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A-1 Note
          Principal Balance on the last day of the related Monthly Period  ..................             1.0000    $210,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class A-2 Note
          Principal Balance on the last day of the related Monthly Period  ..................             1.0000    $ 30,000,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period  ..................             1.0000    $ 27,750,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the Trust represented by the Class C-1 Note
          Principal Balance on the last day of the related Monthly Period  ..................             1.0000    $ 10,000,000.00
                                                                                                                    ---------------

     7.  The amount of Principal Receivables in the Trust represented by the Class C-2 Note
          Principal Balance on the last day of the related Monthly Period  ..................             1.0000    $ 11,750,000.00
                                                                                                                    ---------------

     8.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period  ..................             1.0000    $ 10,500,000.00
                                                                                                                    ---------------

     9.  The Floating Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003..............................................                            10.5913371%
                                                                                                                    ---------------

     10. The Fixed Investor Percentage with respect to the period:

     December 1, 2003 through December 31, 2003..............................................                                   N/A
                                                                                                                    ---------------

     11. The amount of Investor Principal Collections applicable to Series 2003-C............                       $ 66,124,103.86
                                                                                                                    ---------------

     12a. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date...............................................                       $  4,684,675.01
                                                                                                                    ---------------

     12b. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the Master
           Indenture.........................................................................                       $  1,549,662.11
                                                                                                                    ---------------

     13. The Investor Default Amount for the related Monthly Period..........................                       $  2,109,064.02
                                                                                                                    ---------------

     14. The Monthly Servicing Fee for the related Monthly Period............................                       $    500,000.00
                                                                                                                    ---------------

     15. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period....................................                                 24.94%
                                                                                                                    ---------------

         b. The default rate for the related Monthly Period..................................                                  8.44%
                                                                                                                    ---------------

         c. The Net Portfolio Yield for the related Monthly Period...........................                                 16.50%
                                                                                                                    ---------------

         d.  The Base Rate for the related Monthly Period....................................                                  3.97%
                                                                                                                    ---------------

         e.  The Excess Spread Percentage for the related Monthly Period.....................                                 12.53%
                                                                                                                    ---------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period...........                                 10.77%
                                                                                                                    ---------------

                i) Excess Spread Percentage related to      Dec-03                                                            12.53%
                                                                                                                    ---------------

                ii) Excess Spread Percentage related to     Nov-03                                                             8.91%
                                                                                                                    ---------------

                iii) Excess Spread Percentage related to    Oct-03                                                            10.86%

                                                                                                                    ---------------
     16. Floating Rate Determinations

     Average Federal Funds Rate for the Interest Period from December 22, 2003 through
      and including January 19, 2004.........................................................                               0.97517%
                                                                                                                    ----------------

     LIBOR for the Interest Period from December 22, 2003 through and including
      January 19, 2004.......................................................................                               1.14875%
                                                                                                                    ----------------

     Federal Funds Rate in effect for each day during the interest period of December 22,
     2003 through and including January 19, 2004:

     December 22   0.98%   December 30   0.98%  January 7   0.92%    January 15  0.99%
     December 23   1.02%   December 31   0.93%  January 8   0.94%    January 16  0.99%
     December 24   1.00%   January 1     0.93%  January 9   0.99%    January 17  0.99%
     December 25   1.00%   January 2     0.94%  January 10  0.99%    January 18  0.99%
     December 26   0.97%   January 3     0.94%  January 11  0.99%    January 19  0.99%
     December 27   0.97%   January 4     0.94%  January 12  0.99%
     December 28   0.97%   January 5     1.01%  January 13  1.00%
     December 29   0.97%   January 6     0.97%  January 14  0.99%

     17.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for the
              related Payment Date)..........................................................                       $            --
                                                                                                                    ----------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period...........                       $            --
                                                                                                                    ----------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections..................                       $            --
                                                                                                                    ----------------

     18.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment
               Date (after taking into consideration deposits and withdraws for the
               related Payment Date).........................................................                       $            --
                                                                                                                    ----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections....................................................................                       $            --
                                                                                                                    ----------------

         c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections..................                       $            --
                                                                                                                    ----------------

     19.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date.........                       $  6,750,000.00
                                                                                                                    ----------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date........                       $  6,750,000.00
                                                                                                                    ----------------

     20.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.....                       $            --
                                                                                                                    ----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed
              on the Payment Date............................................................                       $            --
                                                                                                                    ----------------

     21.  The Monthly Principal Reallocation Amount for the related Monthly Period...........                       $            --
                                                                                                                    ----------------


                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MARK SHAPIRO
                           Name: Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance